NorthWest Indiana BANCORP

BETTER BANKING

INVESTOR PRESENTATION
FOURTH QUARTER 2020

KEEPS GETTING BETTER

STABILITY INTEGRITY COMMUNITY EXCELLENCE

FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of NorthWest Indiana Bancorp ("NWIN"). For these statements, NWIN claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about NWIN, including the information in the filings NWIN makes with the Securities and Exchange Commission ("SEC"). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: the significant risks and uncertainties for our business, results of operations, and financial condition, as well as our regulatory capital and liquidity ratios and other regulatory requirements caused by the COVID-19 pandemic, which will depend on several factors, including the scope and duration of the pandemic, its influence on financial markets, the effectiveness of our remote work arrangements and staffing levels in branches and other operational facilities, and actions taken by governmental authorities and other third parties in response to the pandemic; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; customer acceptance of NWIN's products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us.

DISCLOSURES REGARDING NON-GAAP MEASURES

This presentation refers to certain financial measures that are identified as non-GAAP. NWIN believes that these non-GAAP measures are helpful to investors to better understand the NWIN's assets, earnings, and shareholders' equity at the date of this presentation. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures. See the attached table at the end of this presentation for a reconciliation of the non-GAAP measures identified herein and their most comparable GAAP measures.

THE NWIN STORY

STABILITY INTEGRITY COMMUNITY EXCELLENCE

WHO WE ARE


Customer experience
Risk management
Reliability
Ethics
Trust
Reputation
Genuine concern
Measurable impact
Involvement
Exceed expectations
Better, not just bigger
Financial performance
STABILITY
INTEGRITY
COMMUNITY
EXCELLENCE

Mission

Peoples Bank is committed to helping our communities and customers be more successful

Vision

Continued growth and independence as a high-performing community bank, so that we can continue to deliver on our mission in Northwest Indiana and South Chicagoland

BUILDING TALENTED TEAMS

Chairman of the Board
David Bochnowski
40 years





Chief Executive Officer
Benjamin Bochnowski
10 years



Chief Operating Officer
Robert Lowry
35 years



Chief Banking Officer
Todd Scheub
24 years



Chief Risk Officer
Leane Cerven
10 years

Chief Technology Officer
Tanya Leetz
26 years





Chief Financial Officer
Peymon Torabi
17 years

FOOTPRINT IN THE SHADOW OF CHICAGO

- Best bank to work for 2015 – 2020*
- $1.5 billion of Total Assets
- $263 million of Wealth AUM
- Team of 263 FTE
- 22 location branch network



Peoples Bank
Chicago-Garfield Ridge
Lemont
Orland Park
Midlothian
Whiting
East Chicago
Hammond
Gary
Munster
Highland
Hobart
Dyer
Schererville
Merrillville
Valparaiso
St. John
Crown Point
Winfield

Chicagoland Market

Headquartered 25 miles southeast of Chicago

*as selected by American Banker magazine

NorthWest Indiana BANCORP | Peoples Bank

STABILITY INTEGRITY COMMUNITY EXCELLENCE

10 YEAR GROWTH STORY



Earnings per share 10 Year CAGR* 10%
TBV per share 10 Year CAGR* 7.2%
$631.1
$19.84
$1.83
$1,328.7
$34.15
$3.53
$1,497.5
$39.76
$4.80
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Assets
Earnings Per Share
TBV/Share

(Dollars in Millions, Except Per Share Amounts)

*12-31-2009 Through 12-31-2020

TAILWINDS & HEADWINDS



Strategic Execution
Macro Credit Risks
Credit Quality
COVID Threats
COVID Opportunities
Margin Compression
Non-margin businesses

STRATEGIC FRAMEWORK

Our strategy has evolved to continue to create value for the long term and win in our markets

Service Excellence

- Expand markets
- Deepen relationships
- Drive efficiency

Top Tier Talent → Technological Superiority → Tell Our Story

TRANSFORMING FOR THE FUTURE

Make Banking Easy

- Invest in customer financial technology and bank platform technology
- Streamline customer communication
- Enhance customer relationship management

Operational Innovations

- Leadership to drive operations
- Branch network efficiency
- Enhance operational efficiency
- Streamline and automate business processes

Make Work Easy

- Collaboration software
- Virtual meetings
- 50% of team members working remotely
- Enhance workforce efficiency



Build on the Positives of the Pandemic

- Changing customer preferences
- Mobility and efficiency
- Grow non-margin business lines
- Enhancing risk management

COVID IMPACTS

STABILITY INTEGRITY COMMUNITY EXCELLENCE

MANAGEMENT'S 3+ DIRECTIVES

1
The health and safety of our employees, customers, and communities

2
Ensure stability of operations

3
Manage risk for future stability

+
Strategic execution

COVID IMPACTED CREDITS

Segment	Balance (% of loans)	DSCR	LTV
Restaurants	$20.5 (2%)	1.7x	49%
Hotels	$23.7 (2%)	1.3x	60%
Retail non-owner occupied	$64.5 (7%)	1.6x	56%
Multifamily	$50.6 (5%)	1.4x	55%

- A single hotel, with a carrying balance of $5.3 million, came out of deferral and was deemed non-performing because of COVID-19 pandemic stresses
- Management's review of the loan relationship resulted in a specific reserve within the allowance for loan losses of approximately 20% of the outstanding balance, and the borrower has opened a payment reserve account to be used for future contractual payments and is currently in compliance with all modified loan terms
- No other COVID-19 impacted commercial loans that have come out of deferral and have been deemed non-performing at this time

COVID CREDIT MODIFICATIONS

- Prudently helping borrowers who are or may be unable to meet their contractual payment obligations because of the effects of COVID-19
- Consistent with regulatory guidance, the Bancorp will consider deferring or modifying a loan customer's repayment obligation if the customer's cash flow has been negatively impacted by the pandemic
- Chicagoland market area showing less stress with balanced approach to reopening economy


$1.4
0.2%
$50.5
5.2%
$63.5
6.4%
$75.5
7.7%
$84.9
8.7%
$20.0
2.1%
$13.0
1.3%
$14.3
1.5%
$16.1
1.6%
$14.9
1.5%

($ millions)	March	April	May	June	July	August	September	October	November	December
Construction and land development	-	-	0.5	0.5	0.5	-	-	-	-	-
Multifamily	-	-	0.5	0.4	0.4	-	-	-	-	-
Manufactured homes	-	0.3	0.4	0.4	0.5	0.1	0.1	0.1	0.1	0.2
Home equity	-	0.4	0.4	0.4	0.6	0.3	0.3	-	-	0.2
Commercial business	0.6	4.1	5.5	5.6	7.1	2.3	1.4	1.6	1.4	0.3
Residential real estate	-	7.0	9.7	10.6	10.7	5.1	4.3	2.6	3.0	3.1
Commercial real estate	0.8	38.7	46.5	57.6	65.1	12.3	6.9	10.0	11.5	11.1

NONPERFORMING CREDITS

- A single hotel, with a carrying balance of $5.3 million, came out of deferral and was deemed non-performing because of COVID-19 pandemic stresses
- Non-performing loans include those loans that are 90 days or more past due and those loans that have been placed on non-accrual status


$9.7
1.1%
$7.3
0.8%
$8.0
0.9%
$9.2
1.0%
$15.0
1.5%
$14.4
1.5%

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Construction and land development	-	-	-	-	0.3	-
Multifamily	0.3	0.4	0.5	0.5	0.5	0.5
Home equity	0.7	0.5	0.5	0.5	0.5	0.5
Commercial business	2.2	0.9	1.7	1.3	1.6	1.0
Residential real estate	5.5	4.8	4.8	5.5	6.7	6.6
Commercial real estate	1.0	0.7	0.5	1.4	5.4	5.8

SUCCESS WITH PPP

- The Paycheck Protection Program has provided the opportunity to support the small business community and work with **201 new business customers**
- During 2020, the Bank funded 782 loans for the Paycheck Protection Program, totaling $91.5 million, with an average loan size of approximately $117,000
- As of December 31, 2020, the Bancorp had remaining loan balances under the Paycheck Protection Program totaling $67.2 million
- As of December 31, 2020, the Bank has recognized approximately $1.2 million of related fees and will record the remaining $2.3 million through 2022

PPP Origination Summary

Total Number of Loans	782
Total Loan Amount	$91.5
Number of Loans < $50K	443
Percent of Loans < $50K	56.3%
Implied Fees	$3.5
Average Implied Rate	3.8%

(Dollars in Millions)

PERFORMANCE SUMMARY

STABILITY INTEGRITY COMMUNITY EXCELLENCE

LOAN PORTFOLIO COMPOSITION

Total Loans $966.6 million as of 12/31/2020


Commercial Real Estate
Construction and Land Development
Multifamily
Commercial Business
Manufactured Homes
Residential Real Estate
Home Equity
Other
$39.3 / 4%
$298.3 / 31%
$285.7 / 30%
$93.6 / 10%
$157.0 / 16%
$11.4 / 1%
$30.9 / 3%
$50.6 / 5%
(Dollars in Millions)

DEPOSIT PORTFOLIO COMPOSITION

Total Deposits $1,302.3 million as of 12/31/2020

- Certificates of Deposit
- Interest Bearing Checking
- Noninterest Bearing Checking
- Money Market
- Savings


$284.8 / 22%
$241.6 / 19%
$246.9 / 18%
$274.9 / 21%
$254.1 / 20%

(Dollars in Millions)

ASSETS & RETURN ON ASSETS

Multiple Business Streams Driving Growth

- ROA up to 1.16% for year-to-date ended December 31, 2020 from 0.94% for year-to-date ended Decmeber 31, 2019
- During the twelve months ended December 31, 2020, originated $333.3 million in new commercial loans, of which $91.5 million related to PPP, compared to $249.9 million originated during twelve months ended December 31, 2019
- During the twelve months ended December 31, 2020, $224.9 million in new fixed rate mortgage loans for sale, compared to $78.2 million during twelve months ended December 31, 2019
- Return on assets ("ROA") further driven by record gains on the sale of mortgage loans
- Earning assets as a percentage of total assets at 93.5% at December 31, 2020


11.6%
Assets 5 year CAGR
$1,330.5
$1,328.7
$1,349.9
$1,474.0
$1,481.0
$1,497.5
1.08%
0.69%
0.97%
1.42%
1.33%
0.93%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Assets
ROA
(Dollars in Millions)

ASSET QUALITY

Increasing Reserves

- The allowance for loan losses as a percentage of total loans was 1.29% on a GAAP basis and 1.71% on a non-GAAP basis (including acquisition related reserves), at December 31, 2020
- The allowance for loan losses as a percentage of non-performing loans, or coverage ratio, was 86.7% on a GAAP basis and 115.3% on a non-GAAP basis, at December 31, 2020



$9.2
$9.0
$9.5
$9.9
$10.7
$12.5
1.06%
0.81%
0.88%
0.95%
1.54%
1.49%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Allowance for Loan Loss
NPL/total loans

(Dollars in Millions)

See Table 1 below for a reconciliation of non-GAAP figures to the Bancorp's GAAP figures.

DEPOSITS

Positioned to Fund Growth

- At December 31, 2020, 78% of total deposits are non-maturity deposits, allowing continued access to a low-cost funding source
- Core deposit franchise providing strong on balance sheet liquidity
- Modified operations for COVID-19, banking centers remain open and are onboarding new customers
- Cost of deposits decreased to 0.43% in 2020 from 0.75% in 2019


12.7%
Deposits 5 year CAGR
$1,152.5
$1,154.4
$1,161.6
$1,277.6
$1,280.7
$1,302.3
71%
72%
73%
77%
78%
78%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Deposits
Non Maturity DP Acct as % of Total DP
(Dollars in Millions)

NET INTEREST INCOME

Managing Through Historic Low Rate Cycle

- Actively managing balance sheet asset yields and funding costs to manage yield curve pressure
- PPP deferred fee income further supporting interest income
- Investment of excess liquidity into securities portfolio during Q4 2020, will further enhance net interest margin in coming quarters
- Potential for further net interest margin compression possible, but appears to be stabilizing


10.9%
Net interest Income
5 year CAGR
$10.8
$10.6
$10.7
$11.4
$11.7
$12.1
3.63%
3.53%
3.62%
3.60%
3.53%
3.66%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Net Interest Income
Net Interest Margin (Tax-Equivalent) (%)
(Dollars in Millions)

NONINTEREST INCOME

Adding value through services

- Noninterest income streams, especially mortgage banking, service income, and wealth management are all internally developed and continue to be a strategic focus
- Continue to competitively price bank services and enhance noninterest income streams by developing treasury management services
- Year-to-date gain on sale of mortgage loans up 266% and wealth management income up 12% through December 31, 2020



21.5%
Noninterest Income
5 year CAGR
$2.9
$2.5
$3.5
$5.0
$4.9
$4.7
0.88%
0.76%
1.07%
1.42%
1.32%
1.27%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Noninterest Income
Noninterest Income as % of Avg Assets
(Dollars in Millions)
*12-31-2015 through 12-31-2020

NONINTEREST EXPENSE

Focused Expense Management

- Efficiency ratio through December 31, 2020, year-to-date was 63.8% and NIE/AA was 2.86%
- Long term strategic goals: noninterest expense to average assets targeted under 2.80% and efficiency ratio targeted under 65.0%
- Total assets to full time equivalent employees (FTE) increased over 15% since closing AJS Bancorp acquisition

Period	Milestone	Total assets / FTE (in millions)
Q2-18	FPFS Integration	$4.6
Q4-18	AJSB Integration	$4.9
Q4-20	Current	$5.7


$9.3
$9.4
$10.0
$9.8
$9.8
$11.3
2.81%
2.83%
3.02%
2.74%
2.65%
3.04%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Noninterest Expense
NIE as % of Avg Assets
(Dollars in Millions)

NET INCOME & EARNINGS PER SHARE

Record Year!

- Record net income and earnings per share ("EPS") despite difficulties faced during 2020
  - Earnings for 2020 were up 37.3% over 2019
  - Pre-tax, pre-provision earnings for 2020 were up 41.0 % over 2019
- Interest rate environment and potential credit risk continue to be closely monitored through year-end
- 2021 will be a challenging as long as the COVID-19 pandemic continues
- Strong earnings continue to accrete to and build capital
- Bank tier 1 leverage ratio at 8.3% at December 31, 2020


16.2%
Net Income 5 year CAGR
$4.4
$0.8
$3.6
$1.04
$3.7
$1.4
$2.3
$0.66
$4.2
$1.0
$3.2
$0.92
$6.7
$1.6
$5.1
$1.46
$6.8
$1.9
$4.9
$1.42
$5.5
$2.1
$3.4
$1.00
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Net Income
PTPPNI**
EPS
(Dollars in Millions)

*12-31-2015 through 12-31-2020 **Pre-tax pre-provision net income

NorthWest Indiana BANCORP

THANK YOU

Peoples Bank

NON-GAAP RECONCILIATION

Table 1 - Reconciliation of the Non-GAAP Earnings and Performance Ratios

($ in thousands)		(Unaudited)	
For the twelve months ended, December 31, 2020	GAAP	Additional reserves not part of the ALL	Non-GAAP
Allowance for loan losses (ALL)	$ 12,458	$ 4,098	$ 16,556
Total loans	$ 966,578		$ 966,578
ALL to total loans	1.29%		1.71%

($ in thousands)		(Unaudited)	
For the twelve months ended, December 31, 2020	GAAP	Additional reserves not part of the ALL	Non-GAAP
Allowance for loan losses (ALL)	$ 12,458	$ 4,098	$ 16,556
Non-performing loans	$ 14,365		$ 14,365
ALL to nonperfroming loans (coverage ratio)	86.72%		115.25%